Payables due to other financial institutions	12 Months Ended
Sep. 30, 2018
Payables due to other financial institutions
Payables due to other financial institutions

Note 16. Payables due to other financial institutions

Accounting policy

Payables due to other financial institutions are recognised initially at fair value and subsequently at amortised cost using the effective interest rate method.

Security repurchase agreements

Where securities are sold subject to an agreement to repurchase at a predetermined price, they remain recognised on the balance sheet in their original category (i.e. ‘Trading securities’ or ‘Available-for-sale’).

The cash consideration received is recognised as a liability (‘Security repurchase agreements’). Security repurchase agreements are designated at fair value and recognised as part of ‘Other financial liabilities at fair value through income statement’ (refer to Note 18) where they are managed as part of a trading portfolio; otherwise they are measured on an amortised cost basis and recognised in ‘Payables due to other financial institutions’.

	Consolidated		Parent Entity
$m	2018	2017	2018	2017
Cash collateral	2,171	2,429	1,735	2,304
Offshore central bank deposits	3,397	3,108	3,397	3,108
Interbank borrowing	6,564	6,953	6,545	6,946
Security repurchase agreements1	6,005	9,417	6,005	9,417

Total payables due to other financial institutions	18,137	21,907	17,682	21,775

1The carrying value of securities pledged under repurchase agreements for the Group and the Parent Entity is $8,884 million (2017: $15,192 million).